UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2015

Health Care REIT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported, on November 12, 2010, Health Care REIT, Inc. (the “Company”) entered into separate equity distribution agreements (collectively, the “Agreements”) with each of UBS Securities LLC, RBS Securities Inc., KeyBanc Capital Markets Inc. and Credit Agricole Securities (USA) Inc. (collectively, the “Previous Managers”) for an offering of shares of the Company’s common stock having an aggregate offering price of up to $250,000,000, and, on September 1, 2011, the Company entered into separate amendments (collectively, the “First Amendments”) to each of the Agreements, pursuant to which the Company increased the aggregate offering price of shares of its common stock that may be offered and sold pursuant to the Agreements, as amended, to $630,015,047.63. Prior sales under the Agreements, as amended, were made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-159040) (the “2009 Registration Statement”), which was set to expire in May 2012.

On May 4, 2012, the Company filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-3 (File No. 333-181185) (the “2012 Registration Statement”) to replace the 2009 Registration Statement. In connection with the filing of the 2012 Registration Statement, the Company filed a new prospectus supplement, dated November 19, 2012, relating to the offer and sale, pursuant to the Agreements, as amended, of shares of the Company’s common stock having an aggregate offering price of up to $457,111,877, which amount represented the remaining aggregate offering price of shares of the Company’s common stock not yet sold under such Agreements, as amended. The 2012 Registration Statement was set to expire in May 2015.

On May 1, 2015, the Company filed with the Commission a Registration Statement on Form S-3 (File No. 333-203802) (the “New Registration Statement”) to replace the 2012 Registration Statement. In connection with the filing of the New Registration Statement, the Company filed a new prospectus supplement, dated August 5, 2015, relating to the offer and sale, pursuant to the Agreements, as amended, of shares of the Company’s common stock having an aggregate offering price of up to $457,111,877, which amount represents the remaining aggregate offering price of shares of the Company’s common stock not yet sold under such Agreements, as amended (the “Equity Distribution Prospectus Supplement”).

In July 2015, the Company terminated its Agreement, as amended, with RBS Securities Inc. On August 5, 2015, the Company entered into separate amendments (collectively, the “Second Amendments”) to each of its Agreements with each of UBS Securities LLC, KeyBanc Capital Markets Inc. and Credit Agricole Securities (USA) Inc. (collectively, the “Managers”), pursuant to which, among other things, it removed references to RBS Securities, Inc. from each of the Agreements.

Sales of the shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions or as otherwise agreed by the Company and each of the Managers, or by means of any other existing trading market for the Company’s common stock or to or through a market maker other than on an exchange.

The Company is filing this Current Report on Form 8-K, in part, to provide a legal opinion of its counsel, Shumaker, Loop & Kendrick, LLP, regarding the legality of the shares covered by the Equity Distribution Prospectus Supplement, which opinion is attached hereto as Exhibit 5 and is incorporated herein by reference. The Company is also filing this Current Report on Form 8-K to provide a legal opinion of its counsel Arnold & Porter LLP, regarding certain tax matters with respect to the Equity Distribution Prospectus Supplement, which opinion is attached hereto as Exhibit 8 and is incorporated herein by reference.

A form of the Second Amendment is attached hereto as Exhibit 1.3, and is incorporated by reference herein. The foregoing description of the Agreements, as amended, and the transactions contemplated by the Agreements, as amended, does not purport to be complete and is qualified in its entirety by reference to the exhibits filed with this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Form of Equity Distribution Agreement, dated November 12, 2010, entered into by and between the Company and each of the Previous Managers (filed with the Commission as Exhibit 1.1 to the Company’s Form 8-K filed November 15, 2010 (File No. 001-08923), and incorporated herein by reference thereto)

1.2	Form of Amendment No. 1, dated September 1, 2011, to the Equity Distribution Agreements entered into by and between the Company and each of the Previous Managers (filed with the Commission as Exhibit 1.1 to the Company’s Form 8-K filed September 8, 2011 (File No. 001-08923), and incorporated herein by reference thereto)

1.3	Form of Amendment No. 2, dated August 5, 2015, entered into by and between the Company and each of the Managers

5	Opinion of Shumaker, Loop & Kendrick, LLP

8	Tax Opinion of Arnold & Porter LLP

23.1	Consent of Shumaker, Loop & Kendrick LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5

23.2	Consent of Arnold & Porter LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 8

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.

By:	/s/ THOMAS J. DEROSA
Name:	Thomas J. DeRosa
Title:	Chief Executive Officer

Dated: August 5, 2015

Exhibit Index

1.1	Form of Equity Distribution Agreement, dated November 12, 2010, entered into by and between the Company and each of the Previous Managers (filed with the Commission as Exhibit 1.1 to the Company’s Form 8-K filed November 15, 2010 (File No. 001-08923), and incorporated herein by reference thereto)

1.2	Form of Amendment No. 1, dated September 1, 2011, to the Equity Distribution Agreements entered into by and between the Company and each of the Previous Managers (filed with the Commission as Exhibit 1.1 to the Company’s Form 8-K filed September 8, 2011 (File No. 001-08923), and incorporated herein by reference thereto)

1.3	Form of Amendment No. 2, dated August 5, 2015, entered into by and between the Company and each of the Managers

5	Opinion of Shumaker, Loop & Kendrick, LLP

8	Tax Opinion of Arnold & Porter LLP

23.1	Consent of Shumaker, Loop & Kendrick LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5

23.2	Consent of Arnold & Porter LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 8